SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
                                      [ ] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))


[x} Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
(5) Total fee paid:
--------------------------------------------------------------------------------
[x] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
(3) Filing Party:
--------------------------------------------------------------------------------
(4) Date Filed:
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


THE PRUDENTIAL [LOGO]                   MARK R. FETTING
                                        President

                                        PRUDENTIAL DEFINED CONTRIBUTION SERVICES
                                        30 Scranton Office Park
                                        Moosic, PA 18507-1789


                                                     October 4, 1996

Dear Participant:

         The Committee of The Prudential Variable Contract Account-2 (VCA-2) -- Long-Term Growth -- has proposed several changes to the Account that will affect your TDA Retirement Plan. As an investor in VCA-2, you are being asked to review the proposed changes and vote on the proposals using the enclosed proxy card. A special meeting of Participants will be held on November 22, 1996 to consider the changes proposed by the Committee.

         Following is a summary of the proposals, which are described in more detail in the enclosed proxy statement:

1. To elect new members to the Committee, while acknowledging the resignation of certain current members.

2. To make changes to VCA-2's objective and policies in order to conform to current industry standards and be more consistent with similar investment companies managed by Prudential. While the proposed objective and policies use somewhat different language than the current objective and policies, the Committee and Prudential do not currently intend to make any significant changes in the way in which the Account is managed other than those referred to in No. 3 below. In addition, the revised objective will give the Committee more flexibility to adjust to changing investment techniques without the need for a meeting of persons having VCA-2 voting rights.

3. To make revisions to VCA-2's fundamental investment restrictions reflecting current mutual fund industry practices. The proposed changes would permit the Account to make certain investments and utilize certain investment techniques designed to meet the Account's objective. The proposed changes would also make the investment restrictions more consistent among various accounts and funds managed by Prudential. This standardization is designed to increase efficiency and facilitate compliance efforts, thereby reducing the upward pressure on administrative costs.

4. To select Price Waterhouse LLP as the independent public accountant for VCA-2. Prudential has retained Price Waterhouse as the independent public accountant for the Enterprise and the Committee believes it is in the best interests of participants to select them for VCA-2 as well.

5. To make changes to the Rules and Regulations of VCA-2 permitting the Committee to amend these rules and regulations and eliminating the need for certain meetings without the approval of persons having voting rights. These proposals may result in economic savings which will also ease rising administrative costs.

6.    To consider and transact other business as required.

     As always, please contact any member of your Prudential service team with questions you may have regarding these proposals. All of us remain committed to helping you meet your retirement plan objectives.

                                   Sincerely,

                                   /s/ MARK R. FETTING
                                   ------------------------------
                                       Mark R. Fetting

                                   [Union Bug]

vca2part.doc

                   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2
                           (LONG-TERM GROWTH ACCOUNT)
                             30 Scranton Office Park
                           Moosic, Pennsylvania 18507


                                 --------------

                     Notice of Meeting -- November 22, 1996
                  To Persons Having Voting Rights in Respect of
                   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

                                 --------------


     You are hereby notified that pursuant to the Rules and Regulations of The Prudential Variable Contract Account-2 ("VCA-2"), a meeting of persons having voting rights in respect of VCA-2 will be held at the offices of The Prudential Insurance Company of America, 751 Broad Street, 4th Floor, Executive Conference Room, Newark, New Jersey 07102, on November 22, 1996, at 9:30 A.M. (New York time) for the following purposes:

     1. To elect certain Members of The Prudential Variable Contract Account-2 Committee (the "Committee"), each of whom shall serve for an indefinite term;

     2. To approve or disapprove certain changes to VCA-2's fundamental investment objective and policies;

     3. To approve or disapprove certain changes to VCA-2's fundamental investment restrictions;

     4. To ratify or reject the selection of Price Waterhouse LLP as the independent public accountant for VCA-2;

     5. To approve or disapprove proposed amendments to the Rules and Regulations of VCA-2 eliminating the need for certain meetings of persons having voting rights; and

     6. To consider and transact such other business as may properly come before the meeting in accordance with the Rules and Regulations of VCA-2.

     In accordance with the Rules and Regulations of VCA-2, the number of votes entitled to be cast was determined as of September 13, 1996. Only those persons who had VCA-2 voting rights as of September 13, 1996 are entitled to notice of, and to vote at, the meeting. If you plan to attend the meeting and would like directions, you may obtain them by calling 1-800-458-6333.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SPECIFY YOUR CHOICES AND SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE IN PERSON.


                                             By order of the Committee


                                             THOMAS A. EARLY
                                             Secretary to the Committee


October 2, 1996

                   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2
                           (LONG-TERM GROWTH ACCOUNT)


                                 --------------

                          MEETING -- NOVEMBER 22, 1996
                                 PROXY STATEMENT

                                 --------------


     The accompanying Proxy is solicited on behalf of the Committee of The Prudential Variable Contract Account-2 ("VCA-2" or the "Account") and will be voted at the meeting of persons having voting rights in respect of VCA-2 to be held November 22, 1996 and at any adjournment thereof. Each Proxy may be revoked at any time before its exercise by written revocation addressed to the Secretary of The Prudential Variable Contract Account-2 Committee, c/o Prudential Retirement Services, 30 Scranton Office Park, Moosic, PA 18507, and any person having voting rights who attends the meeting may vote in person whether or not a proxy has previously been executed. Prudential Retirement Services is a business unit of the Prudential Insurance Company of America dedicated to providing retirement services.

     This solicitation is being made by use of the mails, but also may be made by telephone, telegraph, telecopier, or personal interview, and the cost will be borne by The Prudential Insurance Company of America ("Prudential"), whose principal business address is 751 Broad Street, Newark, NJ 07102. As explained below, Prudential makes a charge for providing administrative services to VCA-2, including this solicitation. The approximate date on which this Statement and the accompanying Proxy will first be sent to each person having VCA-2 voting rights is October 4, 1996.

     There are 553,587,437 votes eligible to be cast by persons having VCA-2 voting rights. Each person who had such rights on September 13, 1996, is entitled to vote, and is entitled to the number of votes and fractions thereof equal to the number of dollars and fractions thereof in his individual accumulation account in VCA-2 as of September 13, 1996, or, if he is an annuitant, the number of dollars and fractions thereof equal in value to the portion of the assets in VCA-2 held on such date to meet the annuity obligations to him. Prudential is entitled to vote the number of votes and fractions thereof equal to $5,921,615 of its own funds invested in VCA-2 as of September 13, 1996, which represents .011% of the Account. Prudential will cast its votes in the same proportions as all other votes represented at the meeting in person or by proxy.

                    INVESTMENT MANAGEMENT AND ADMINISTRATION

     Prudential is VCA-2's investment adviser. Prudential has entered into a service agreement with its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), 751 Broad Street, Newark, NJ 07102, pursuant to which PIC provides substantially all investment management services for VCA-2, subject to Prudential's supervision. Prudential continues to have responsibility for all investment advisory services under its investment management agreement with the Account. Pursuant to the service agreement between Prudential and PIC, Prudential reimburses PIC for its costs and expenses.

     Prudential Retirement Services, Inc. ("PRSI"), 30 Scranton Office Park, Moosic, PA 18507, a wholly-owned indirect subsidiary of Prudential, is the principal underwriter of the Account.

     Prudential is also responsible for the administrative and recordkeeping functions of VCA-2 and pays the expenses associated with them. Prudential has entered into a service agreement with its indirect wholly-owned subsidiary, The Prudential Asset Management Company, Inc. ("PAMCO"), 30 Scranton Office Park, Moosic, PA 18507, which provides that PAMCO may furnish certain administrative and recordkeeping services in connection with Prudential's obligations to investment companies such as VCA-2 and provides that Prudential will reimburse PAMCO for its costs and expenses. Prudential is reimbursed for these administrative and recordkeeping expenses by the annual account charge and the daily charge against the assets of the Account for administrative expenses.

     UPON REQUEST, VCA-2 WILL FURNISH, WITHOUT CHARGE, A COPY OF VCA-2'S MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL

     REPORT, IF ANY, TO ANY PERSON WITH VCA-2 VOTING RIGHTS. IF YOU WISH TO OBTAIN COPIES OF THESE REPORTS, MAIL A REQUEST TO PRUDENTIAL, C/O PRUDENTIAL RETIREMENT SERVICES,30 SCRANTON OFFICE PARK, MOOSIC, PENNSYLVANIA 18507, OR CALL 1-800-458-6333.

                                MEETING PROPOSALS

     Generally, a proposal intended to be presented at a meeting of persons with VCA-2 voting rights must be received by the Account a reasonable time before the solicitation of proxies is made, usually no less than 120 days before the mailing. Since the Account no longer holds annual meetings, all proposals received from persons with VCA-2 voting rights shall be retained by the Account, to be eligible for distribution with the proxy materials for the next called meeting of such persons.

1. ELECTION OF MENDEL A. MELZER AND JONATHAN M. GREENE TO
   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2 COMMITTEE

     VCA-2 is managed by The Prudential Variable Contract Account-2 Committee (the "VCA-2 Committee" or the "Committee"). The Members of the Committee are elected by the persons having voting rights in respect of the VCA-2 Account. Once approved by those persons having VCA-2 voting rights, each Member of the Committee serves for an indefinite term. The Committee met three times in 1995.

     The Committee has nominated Mendel A. Melzer and Jonathan M. Greene to serve as Members of the Committee. Mark Fetting, currently Chairman and a Member of the Committee, and James Scott, currently a Member of the Committee, will resign if the nominees are elected. If elected as Members, it is expected that the Committee will elect Mr. Melzer as Chairman and appoint Mr. Greene as President. The table below sets forth information about the Members of the Committee who will continue to serve, the nominees to the Committee, and the officers of VCA-2, who like Committee Members serve for an indefinite term.


          Name                      Age      Position              Principal Occupation for Last 5 Years
          ----                      ---      --------              -------------------------------------
Mendel A. Melzer* .............     35     Nominee for        Since 1995, Chief Financial Officer of Prudential's
                                           Member of the       Money Management Group; 1993 to 1995,
                                           Committee           Senior Vice President and Chief Financial Officer
                                                               of Prudential Preferred Financial Services;
                                                               prior to 1993, Managing Director, PIC.

Jonathan M. Greene* ...........     52     Nominee for        Since 3/96, President of Investment Management of
                                           Member of the       Prudential's Money Management Group; prior to
                                           Committee           3/96, Vice President and Portfolio Manager,
                                                               T. Rowe Price Associates, Inc. (investments).

Saul K. Fenster ...............     63     Member of the      President, New Jersey Institute of Technology
                                           Committee           (education).
                                           since 9/85


W. Scott McDonald, Jr. ........     59     Member of the      Since 4/95, Principal, Scott McDonald &
                                           Committee           Associates; prior to 4/95, Executive Vice
                                           since 9/85          President, Fairleigh Dickinson University.


Joseph Weber ..................     72     Member of the      Vice President, Interclass (international
                                           Committee           corporate learning).
                                           since 9/85


Thomas A. Early ...............     41     Secretary to       Since 4/94, Vice President and General Counsel,
                                           the Committee       Prudential Retirement Services; prior to 1994,
                                           since 2/95          Associate General Counsel, Frank Russell
                                                               Company.

Rosanne J. Baruh ..............     44     Assistant          Assistant General Counsel of Prudential.
                                           Secretary to
                                           the Committee
                                           since 6/88


          Name                      Age      Position              Principal Occupation for Last 5 Years
          ----                      ---      --------              -------------------------------------
C. Christopher Sprague ........     38     Assistant          Since 12/94, Assistant General Counsel, Prudential;
                                           Secretary to        prior to 12/94, Staff Attorney and Senior Counsel,
                                           the Committee       U.S. Securities and Exchange Commission.
                                           since 2/95


Michael G. Williamson .........     39     Assistant          Since 11/93, Director and Assistant Comptroller,
                                           Secretary to        Prudential Retirement Services; prior to 11/93,
                                           the Committee       Manager, Prudential Retirement Services.
                                           since 11/93

------------

* Messrs. Greene and Melzer, nominees to be Members of the Committee, are interested persons of Prudential and VCA-2, as that term is defined in the Investment Company Act of 1940, because they are officers of Prudential, the investment adviser of VCA-2. Certain actions of the Committee, including the annual continuance of the Agreement for Investment Management Services between VCA-2 and Prudential, must be approved by a majority of the Members of the Committee who are not interested persons of Prudential, its affiliates or VCA-2. Messrs. Fenster, McDonald and Weber are not interested persons of Prudential, its affiliates or VCA-2. However, Mr. Fenster is President of the New Jersey Institute of Technology. Prudential has issued a group annuity to the Institute and provides group life and group health insurance to its employees.

     None of the Members of or nominees to the Committee have any beneficial interest in the Account. Mr. Melzer also serves as a director on the Board of Cashway Furniture, Inc. of Minneapolis, Minnesota.

     The Committee has no nominating or compensation committees. The Committee does have an audit subcommittee, which is composed solely of the three outside Members, and which meets with the independent public accountants, management, and internal auditors periodically to evaluate each party's execution of their respective responsibilities. Currently, Messrs. Fenster, McDonald and Weber are members of the audit subcommittee, which met once in 1995.

     Prudential, under an agreement with VCA-2, pays all compensation to the Members of the Committee. Members of the Committee who are affiliated with Prudential receive no additional compensation for services they perform for or on behalf of VCA-2. In addition, the officers of VCA-2 are all officers or employees of Prudential and receive no additional compensation for services they perform for or on behalf of VCA-2. Compensation for the current outside Members of the Committee appears on the table below.

                                                                                     Total 1995
                                                                                    Compensation
                                                    Pension or                       related to
                                                    Retirement                        VCA-2 and
                                     Aggregate       Benefits                           Other
                                       1995         Accrued as        Estimated      Prudential-
                                   Compensation       Part of       Total Annual       Related
                                    related to        VCA-2         Benefits Upon    Investment
          Name                       VCA-2(1)        Expenses        Retirement       Companies
          ----                     ------------     ----------      -------------   ------------
Saul K. Fenster ...............       $2,800           None             None         $22,000(2)
W. Scott McDonald, Jr. ........       $2,800           None             None         $22,000(2)
Joseph Weber ..................       $2,800           None             None         $24,800(3)



     The nominees to the VCA-2 Committee will be elected if approved by more than 50% of the votes of persons having VCA-2 voting rights who are present or represented by proxy at the November 22, 1996 meeting.

------------

(1)  Fees are paid by Prudential, not VCA-2.

(2) During 1995, Messrs. Fenster and McDonald each served on the Board or Committee of four Prudential-related investment companies. Of the 1995 compensation paid to each of these two members, $5,600 was paid by Prudential, and $16,400 was paid by Prudential-related investment companies.

(3) During 1995, Mr. Weber served on the Board or Committee of five Prudential-related investment companies. Of his 1995 compensation, $8,400 was paid by Prudential, and $16,400 was paid by Prudential-related investment companies.

2. APPROVAL OF CHANGES TO THE ACCOUNT'S FUNDAMENTAL INVESTMENT OBJECTIVE AND POLICIES, TO MAKE ONLY THE OBJECTIVE FUNDAMENTAL

     The Investment Company Act of 1940 (the "1940 Act") requires every registered investment company to recite in its registration statement all investment or other policies that may be changed only if authorized by a shareholder vote. These policies are generally referred to as "fundamental policies." In contrast, "non-fundamental policies" are those that may be changed by vote of the Committee without shareholder approval. VCA-2 is a registered investment company, and on page 8 of its prospectus dated May 1, 1996, it sets forth the following as its fundamental objective and policies:

     "1. Investments will be selected with the objective of long-term appreciation of the assets held in VCA-2. Since no federal income tax will be payable upon dividend income or realized capital gains, consideration will be given to the sum of anticipated income and capital appreciation potential without emphasizing either of these factors. Investments will be made primarily in established corporations according to the standards of a prudent investor concerned primarily with the preservation of his capital and the long-term prospects for its growth in relation to both the growth of the economy and the changing value of the dollar.

     "2. The assets held in VCA-2 will be invested in a portfolio consisting primarily of common stocks of established corporations. A relatively small percentage of such assets may be invested in preferred stocks, bonds, debentures, notes, and other evidences of indebtedness of established corporations or governmental entities which are of a character customarily acquired by institutional investors, whether or not publicly distributed. These may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. There may be times, however, when economic conditions or general levels of common stock prices are such that continued investment primarily in common stocks will be deemed not to be the best method of attaining the objectives of VCA-2. At such times a larger than usual portion of the assets held in VCA-2 may be invested in preferred stocks and evidences of indebtedness. A moderate amount of cash and high grade, short-term debt securities (including non-negotiable time deposits and securities acquired through short-term repurchase transactions) may be held at times in order to make possible the orderly and flexible programming of investments."

The Statement of Additional Information dated May 1, 1996, sets forth on pages 2-3 a number of "investment restrictions" that are also fundamental. These fundamental investment restrictions, changes to which are discussed in Proposal 3 below, would not be affected by this Proposal 2.

     On August 14, 1996, at the request of the Account's investment adviser, the Committee, including all the Committee Members who are not interested persons of Prudential, its affiliates, or the Account, considered and determined to propose revisions to the statement of the Account's investment objective and policies that would conform to a practice followed by most registered investment companies. Most registered investment company prospectuses set forth a general investment objective of a fund, which is declared to be fundamental, then provide a statement of the non-fundamental investment policies that are followed in an effort to achieve the objective. In contrast, the Account's existing policy is entirely fundamental. The Committee has determined that this current arrangement is disadvantageous because it prevents the Committee and investment adviser from making even small but desirable changes in investment policies without first obtaining a favorable majority vote of those having voting rights. Such changes may be desirable, for example, to take advantage of new investment products or techniques or to respond to regulatory changes. Currently, the objective makes no allowance for any change in investment policies, however small, to be made before a meeting of those persons having voting rights is held. And, since the Account does not customarily hold an annual meeting unless one is necessary for the purposes of electing new Committee Members, the Account might be faced with the choice of increasing the upward pressure on administrative costs by holding a meeting or foregoing the desired change in investment policy.

     Accordingly, the Committee recommends that the current statement of fundamental policies (set forth above) be stricken and that the following fundamental investment objective be substituted in its place:

          "VCA-2's investment objective is long-term growth of capital. VCA-2 will seek to achieve this objective by investing primarily in equity securities of major, established corporations. Current income, if any, is incidental to this objective."

     To implement the proposed fundamental investment objective, the Committee has adopted the following non-fundamental operating policy:

          "In attempting to achieve its objective, VCA-2 will invest in common stocks, preferred stocks, warrants or convertible bonds issued by companies which, in the opinion of VCA-2's investment adviser, are believed to be in sound financial condition and have prospects for price appreciation greater than broadly based stock indices. Under normal market conditions, VCA-2 may also invest up to 20% of its assets in investment grade short-term, intermediate term, or long-term debt instruments. At times when economic conditions or general levels of common stock prices are such that the investment adviser deems it prudent to adopt a defensive position by reducing or curtailing investments in equities, a larger proportion than usual of VCA-2's assets may be invested in such debt instruments."

     While the proposed objective and new policy use somewhat different language than the current policies, the Committee and Prudential do not intend that there will be significant differences in the way in which the Account is managed, other than the changes described in Proposal No. 3. As noted above, the revised objective and policies will conform to current industry standards and be more consistent with the objectives and policies of similar investment companies managed by Prudential. In addition, the revised objective will give the Committee more flexibility to adjust to changing investment techniques. For these reasons the Committee believes that approval of the proposed changes is in the best interest of Contractholders and participants.

     This proposal will be adopted if approved by a majority vote of persons having VCA-2 voting rights. As defined in the 1940 Act, a majority vote of persons having VCA-2 voting rights means the lesser of (a) 67% or more of the votes of such persons present at, or represented by proxy at, a meeting if more than 50% of all votes entitled to be cast are held by persons present in person or represented by proxy at such meeting, or (b) more than 50% of all votes entitled to be cast. If adopted, the proposed changes will be effective on the date of the next revision of the Account prospectus, which is currently expected to be May 1, 1997.

        THE COMMITTEE RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.


3. APPROVAL OF CHANGES TO THE ACCOUNT'S FUNDAMENTAL INVESTMENT RESTRICTIONS

     On August 14, 1996, at the request of the Account's investment adviser, the Committee, including all Committee Members who are not interested persons of Prudential, its affiliates, or the Account, considered and determined to propose revisions to the Account's fundamental investment restrictions. The investment adviser recommended adoption of the proposed revisions for several reasons. First, the current restrictions are outdated in some respects and do not reflect current mutual fund industry practice. The proposed restrictions would permit the Account to make certain investments and utilize certain investment techniques designed to meet the Account's objective. Second, the proposed changes, along with proposed changes to several other accounts and funds that Prudential manages, would make the investment restrictions more consistent among the accounts and funds. This standardization is designed to increase efficiency and facilitate compliance efforts, thereby reducing the upward pressure on administrative costs. Based on these considerations, the Committee believes that approval of the proposed changes is in the best interests of Contractholders and participants.

     The various proposed changes are set forth below.

     (i) CONCENTRATION IN PARTICULAR INDUSTRIES. The Committee recommends that the following fundamental investment restriction be stricken:

          "The investments held in VCA-2 will not be concentrated in particular industries; that is to say that no more than 25% of the value of the assets in VCA-2 will be invested in any one industry. They will be diversified in an attempt to reduce the risks of losses due to adverse developments affecting the securities of a single company or industry. Seventy-five percent of the assets held in VCA-2 are subject to the limitation that no purchase of a security, other than a security of the United States Government or federal instrumentality, will be made for the account of VCA-2 if as a result of such purchase more than 5% of the total value of the assets held in VCA-2 will be invested in the securities of one issuer."

In its place, the Committee recommends the substitution of the following fundamental investment restriction:

          "VCA-2 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result:
          (i) with respect to 75% of VCA-2's total assets, more than 5% of VCA-2's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of VCA-2's total assets (determined at the time of the investment) would be invested in a single industry."

     This proposed change merely restates the policy in simplified form and clarifies that the numerical percentages contained in the restriction are determined at the time of investment rather than upon a continuous basis. The Committee does not anticipate that this proposed change will have any impact on the Account's investment practices.

     (ii) INVESTMENTS IN REAL ESTATE-RELATED SECURITIES. The Committee recommends that the following fundamental investment restriction be stricken:

          "No purchase of or investment in real estate will be made for the account of VCA-2."

In its place, the Committee recommends the substitution of the following fundamental investment restriction:

          "No purchase of or investment in real estate will be made for the account of VCA-2 except that VCA-2 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system ('NASDAQ')."

     Under this proposed change, the existing prohibition on the Account's investing in real property would be preserved, but the Account would be given specific authority to invest in securities issued or guaranteed by entities engaged in acquiring, constructing, financing, developing, or operating real estate projects. This authority is limited to securities for which a ready market exists through listing on a stock exchange or NASDAQ.

     Such securities may be sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. They may also be affected by tax and regulatory requirements, such as those relating to the environment. The investment adviser has experience in investing in securities of this type, however, and believes that the authority provided by this proposed change will give the investment adviser added flexibility to diversify the Account's portfolio when appropriate.

     (iii) INVESTMENTS IN FINANCIAL FUTURES. The Committee recommends that the following fundamental investment restriction be stricken:

          "No commodities or commodity contracts will be purchased or sold for the account of VCA-2."

In its place, the Committee recommends the substitution of the following fundamental investment restriction:

          "No commodities or commodity contracts will be purchased or sold for the account of VCA-2, except that VCA-2 may purchase and sell financial futures contracts and related options."

     This proposed change would permit the Account, to the extent permitted by applicable regulations, to purchase and sell financial futures contracts (and options thereon), including stock index futures contracts, futures contracts on interest-bearing securities (such as U.S. Treasury bonds and notes) or rate indices, and futures contracts on foreign currencies or groups of foreign currencies. The Account intends to use futures contracts (and options thereon) solely for the purpose of hedging the Account's positions with respect to securities, interest rates and foreign securities. A financial futures contract generally provides for the future sale by one party and purchase by the other party of a specified amount of a particular financial instrument or currency at a specified price on a designated date. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called the "variation margin," are made on a daily basis as the underlying security, index, or rate fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

     An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Account intends to utilize options on futures contracts for the same purposes that it uses the underlying futures contracts.

     The Account's successful use of futures contracts and options thereon depends upon the investment adviser's ability to predict the direction of the relevant market. The correlation between movement in the price of the futures contract and the price of the securities or currencies being hedged is imperfect. The ability of a portfolio to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract at any particular time.

     Options on futures contracts are subject to additional risks. There is a risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, the Account might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If the Account were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the Account.

     The investment adviser believes that these investment techniques will give it the flexibility required in today's changing investment market to reduce the risk of certain investments and protect the values of portfolio assets. The investment adviser already has experience in using these various techniques.

     (iv) LOANS. The Committee recommends that the following fundamental investment restriction be stricken:

          "Loans up to 10% of the value of the assets held in VCA-2 may be made through the purchase of privately placed bonds, debentures, notes and other evidences of indebtedness of established corporations or governmental entities which are of a character customarily acquired by institutional investors. These may or may not be convertible into stock or accompanied by warrants or rights to acquire stock."

In its place, the Committee recommends the substitution of the following fundamental investment restriction:

          "VCA-2 will not lend money, except that loans of up to 10% of the value of VCA-2's total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be 'loans' for this purpose and may be entered into or purchased by VCA-2 in accordance with its investment objectives and policies."

     The proposed change would make clear that repurchase agreements are not considered loans for purposes of the 10% limit. Repurchase agreements are already authorized under the Account's existing fundamental policies. This proposed change would also make clear that the Account's loan restriction does not apply to publicly traded debt obligations. Publicly traded debt obligations are generally not considered loans and do not present all the same risks as debt obligations for which a ready market does not exist.

     (v) BORROWING. The Committee recommends that the following fundamental investment restrictionbe stricken:

          "No money will be borrowed for the account of VCA-2."

In its place, the Committee recommends the substitution of the following fundamental investment restriction:

          "VCA-2 will not issue senior securities, borrow money or pledge its assets, except that VCA-2 may borrow from banks up to 33 1/3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA-2 may pledge up to 33 1/3 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security."

     The current restriction is stricter than required by the 1940 Act, which would permit the Account to borrow from a bank, provided that immediately after the borrowing there is an asset coverage of at least 300% for all borrowings of the investment company. The proposed change authorizes the Account to borrow to the limit imposed by the 1940 Act.

     This increase in borrowing power would provide the Account with greater flexibility to respond to sudden needs for cash that may arise. This change would also permit the investment adviser to utilize borrowing for investment purposes, but the investment adviser does not currently intend to utilize borrowing for that purpose. There are certain risks associated with the use of borrowed funds for investment purposes. Such use results in leveraging which may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Account's net asset value. In addition, money borrowed will be subject to interest and other costs, which may or may not exceed the income received from the securities purchased with the borrowed funds.

     The proposed change also makes clear that senior securities are included within the 33 1/3% limitation, which is consistent with the 1940 Act. Although the definition of "senior security" involves somewhat complex statutory and regulatory concepts, a senior security is generally thought of as a bond or other class of security preferred over shares of a fund with respect to that fund's assets or earnings. Various investment techniques which obligate a fund to pay money at a future date (for example, the purchase of securities for settlement on a date that is longer than normal) may raise questions as to whether a "senior security" is created. The Account would have authority to use such techniques only in accordance with the applicable regulatory requirements under the 1940 Act.

     In addition, the proposed change makes clear that the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options on futures contracts are not deemed to be borrowing, a pledge of assets, or the issuance of a senior security. Unless otherwise prohibited by other investment restrictions, by regulations of the Securities and Exchange Commission ("SEC"), or by other applicable law, the Account will have the flexibility under the proposed change to use these investment techniques if deemed advantageous by the investment adviser. The investment adviser already has experience using these techniques.

     Futures contracts and options on futures contracts are described above under the heading "(iii) Investments in Financial Futures." The other terms are discussed below.

     When-issued or delayed delivery securities. Purchase or sale of securities on a when-issued or delayed delivery basis means that delivery and payment can take place a month or more after the date of the transaction. If the Account were to dispose of the right to acquire a security it could, as with the disposition of any security, incur a gain or loss due to market fluctuations.

     Forward foreign currency exchange contracts. A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. The Account will enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates.

     The Account generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, the Account may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     The Account's successful use of forward contracts depends upon the adviser's ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in markets generally.

     Interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by the Account with another party of their respective commitments to pay or receive interest. For example, the Account might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same -- to increase or decrease the Account's exposure to long- or short-term interest rates. For example, the Account may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Account anticipates purchasing at a later date.

     The use of swap agreements is subject to certain risks. As with options and futures, if the investment adviser's prediction of interest rate movements is incorrect, the Account's total return will be less than if the Account had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Account could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

     The Account will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements.

     Reverse repurchase agreements and dollar roll transactions. Reverse repurchase agreements involve the sale of securities held by the Account with an agreement by the Account to repurchase the same securities at an agreed upon price and date. During the reverse repurchase period, the Account often continues to receive principal and interest payments on the sold securities. The terms of each agreement reflect a rate of interest for use of the funds for the period, and thus these agreements have some of the characteristics of borrowing by the Account.

     Dollar rolls involve sales by the Account of securities for delivery in the current month with a simultaneous contract to repurchase substantially similar securities (same type and coupon) from the same party at an agreed upon price and date. During the roll period, the Account forgoes principal and interest paid on the securities. The Account is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Account will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls.

     Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Account may decline below the price of the securities the Account has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Account's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Account's obligation to repurchase the securities.

     Options. If this proposal is approved, the Account may purchase and sell (i.e., write) put and call options on equity securities, debt securities, stock indices, and foreign currencies. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time. Currently, the 1940 Act is interpreted to require that any options written by investment companies, such as the Account, be "covered," which can be done in a variety of ways, such as placing in segregated account certain securities or cash designed to "cover" the Account's obligation under the written option.

     Although options will be primarily used to reduce fluctuations in the value of the Account's investments (i.e., hedge) or to generate additional premium income, they do involve certain risks. The investment adviser may not correctly anticipate movements in the relevant markets, thus causing losses on the Account's options positions.

     Options have other risks, primarily related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Account will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Account would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Account, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in options; (ii) an exchange may impose restrictions on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     The purchase and sale of over-the-counter ("OTC") options will also be subject to certain liquidity and credit risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, the Account will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Account writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Account originally wrote the OTC option. There can be no assurance that the Account will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the Account may be unable to liquidate an OTC option.

     The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Account would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the Account. Price movements in the Account's equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index the Account bears the risk that the price of the securities held by the Account may not increase as much as the index. In such event, the Account would bear a loss on the call which is not completely offset by movement in the price of the Account's equity securities. It is also possible that the index may rise when the Account's securities do not rise in value. If this occurred, the Account would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings.

     The Account's successful use of options on foreign currencies depends upon the adviser's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.

     (vi) INVESTMENTS IN OTHER INVESTMENT COMPANIES. The Committee recommends that the following fundamental investment restriction be stricken:

          "No securities of other investment companies will be held in VCA-2."

In its place, the Committee has adopted the following non-fundamental investment restriction:

          "Except as part of a merger, consolidation, acquisition or reorganization, VCA-2 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act of 1940 as amended, and the rules and regulations thereunder."

     The proposed deletion, along with the Committee's adoption of the indicated non-fundamental restriction, increases the Account's ability to invest in other investment companies to correspond with the limits imposed by the 1940 Act. Although the investment adviser does not intend immediately to invest in other investment companies, this change will provide it the flexibility it would need to do so in the future if circumstances warrant. One possible use of this technique is to make investments the adviser otherwise would not be able to make directly in an efficient manner.

     By making the new restriction non-fundamental, the Committee increases the Account's flexibility to change the restriction if circumstances warrant. Such changes may be desirable, for example, to take advantage of new financial instruments or to respond to regulatory changes. The Committee does not, however, currently plan to change this investment restriction.

     (vii) EMPHASIS ON SHORT-TERM PROFITS. The Committee recommends that the following fundamental investment restriction be stricken:

          "Investments for the account of VCA-2 will be made for long-term growth of capital and it is not intended to place emphasis upon obtaining short-term profits. However, because no tax disadvantage results if short-term profits are realized, the right is reserved to make such changes in the VCA-2 portfolio as may be considered appropriate."

     The Committee recommends the deletion of this investment restriction because it merely restates the Account's fundamental investment objective, i.e., to seek long-term growth of capital rather than short-term profits. The Committee does not anticipate that this proposed change will have any impact on the Account's investment practices.

     (viii) SHORT SALES. The Committee recommends that the following fundamental investment restriction be stricken:

          "Short sales of securities will not be made for the account of VCA-2."

In its place, the Committee has adopted the following non-fundamental investment restriction:

          "VCA-2 will not make short sales of securities or maintain a short position, except that VCA-2 may make short sales against-the-box. Collateral arrangements entered into with respect to options, futures contracts and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales."

     A short sale is a sale of a security the seller does not own in anticipation of a decline in the market value of the security. To complete such a transaction, the seller borrows the security to make delivery to the buyer. The seller is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the seller. Until the security is replaced, the seller is required to pay the lender any interest which accrues during the period of the loan. To borrow the security the seller may be required to pay a premium that would increase the cost of the security sold. The proceeds from the short sale are retained by the broker to the extent necessary to meet margin requirements until the short position is closed out.

     The seller will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The seller will realize a gain if the security declines in price between these dates. This result is opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest paid in connection with the short sale.

     A short sale against-the-box is a short sale in which the portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable, with or without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short; provided, that if further consideration is required in connection with the conversion or exchange, cash or U.S. Government securities in an amount equal to such consideration must be put in a segregated account.

     The proposed deletion, along with the Committee's adoption of the indicated non-fundamental restriction, provides the Account with flexibility to make short sales against-the-box, which involve less risk than ordinary short sales. This technique may be used to defer realization of gain or loss for purposes of a test the Account may have to meet to maintain its tax-advantaged status.

     In addition, the new non-fundamental restriction makes clear that collateral arrangements relating to options, futures contracts, forward contracts, or interest rate swap agreements are not deemed to be short sales and therefore not specifically prohibited by this restriction. Discussions of these instruments and agreements appear above under the headings "(iii) Investments in Financial Futures" and "(v) Borrowing."

     By making the new restriction non-fundamental, the Committee increases the Account's flexibility to change the restriction if circumstances warrant. At some future date, the Committee may find it appropriate to authorize short sales in other situations. Such changes may be desirable, for example, to take advantage of new financial instruments or to respond to regulatory changes. The Committee does not, however, currently plan to change this investment restriction.

     (ix) MARGINS. The Committee recommends that the following fundamental investment restrictionbe stricken:

          "Purchases of securities for the account of VCA-2 will not be made on margin, except that short-term credits necessary for the clearance of transactions may be employed."

In its place, the Committee recommends the substitution of the following fundamental investment restriction:

          "VCA-2 will not purchase securities on margin (but VCA-2 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA-2 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin."

     This proposed change is necessary to conform this restriction to the proposed authorization to invest in financial futures. These futures and related options are discussed above under the heading "(iii) Investments in Financial Futures." Other options are discussed above under the heading "(v) Borrowing." Except as discussed under those headings, the Committee does not anticipate that this proposed change will have any impact on the Account's investment practices.

     (x) UNDERWRITING OF SECURITIES. The Committee recommends that the following fundamental investment restriction be stricken:

          "The securities of other issuers will not be underwritten by VCA-2, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 in connection with the loans described in paragraph 4 above."

In its place, the Committee recommends the substitution of the following fundamental investment restriction:

          "VCA-2 will not underwrite the securities of other issuers, except where VCA-2 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA-2 is permitted to make."

     This proposed change merely restates the existing restriction and clarifies that the Account may dispose of any security (without regard to any limitation regarding whether the Account may technically be deemed an "underwriter" in such context) in which the Account is otherwise permitted to invest. The Committee does not anticipate that this proposed change will have any current impact on the Account's investment practices.

     (xi) LOANS OF PORTFOLIO SECURITIES. The Committee recommends that the following fundamental investment restriction be stricken:

          "Loans of the portfolio securities of VCA-2 may be made to the extent that such loans are fully collateralized and subject to such other safeguards and limitations as may be approved by the VCA-2 Committee."

     The restriction proposed to be deleted merely summarizes SEC standards with regard to portfolio lending with which the Account already must comply. If the SEC were to revise these standards at some later date, the Account would have the flexibility to take advantage of that change if it were advantageous to do so. The Committee does not anticipate that this proposed change will have any impact on the Account's investment practices.

     (xii) RESTRICTED SECURITIES. The Committee recommends that the following fundamental investment restriction be stricken:

          "As a matter of investment practice, no more than 10% of the value of the total assets held in VCA-2 will be invested in securities (including repurchase agreements and non-negotiable time deposits maturing in more than 7 days) that are subject to legal or contractual restrictions on resale or for which no readily available market exists, or in the securities of issuers (other than U.S. Government agencies or instrumentalities) having a record, together with predecessors, of less than three years' continuous operation."

In its place, the Committee has adopted the following non-fundamental investment restriction:

          "No more than 15% of the value of the net assets held in VCA-2 will be invested in securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days) that are subject to legal or contractual restrictions on resale or for which no readily available market exists, or in the securities of issuers (other than U.S. Government agencies or instrumentalities) having a record, together with predecessors, of less than three years' continuous operation."

     Investment companies are required to make prompt payments to redeeming shareholders, and thus the SEC has limited the percentage of fund assets that may be invested in illiquid securities. The SEC has increased that limit from 10% to 15% for funds other than money market funds. It determined that the increase was consistent with the protection of investors and that the 15% limit should be satisfactory to assure that funds will be able to make timely payments for redeemed shares. If these proposed changes are approved, the Account will be able to invest up to 15% of its net assets in illiquid securities, in line with these current SEC restrictions.

     By making the new restriction non-fundamental, the Committee increases the Account's flexibility to change the restriction if circumstances warrant. For example, the SEC in recent years has revised its guidelines concerning what constitutes an illiquid security. Most notably, the SEC adopted Rule 144A, which permits resale among certain institutional investors of certain unregistered securities. ("Rule 144A securities") As a result, a significant institutional trading market has developed in many unregistered securities relying on the rule. Previously, the SEC considered illiquid any security with restrictions on resale, which would include Rule 144A securities. But now those securities will not automatically be considered illiquid. If in the future the Committee considers it advantageous to do so, the Committee may amend the restriction to take advantage of such regulatory changes. The Committee does not, however, currently plan to change this investment restriction.

     This proposal will be adopted if approved by a majority vote of persons having VCA-2 voting rights, as that term is defined above in Proposal 2. If adopted, the proposed changes will be effective on the date of the next revision of the Account prospectus, which is currently expected to be May 1, 1997.

        THE COMMITTEE RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 3.


4. RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANT

     For 1995 and prior years Deloitte & Touche LLP ("D&T") served as independent public accountant for Prudential and for VCA-2. For 1996, Prudential determined to retain Price Waterhouse LLP ("PW") as the independent public accountant for Prudential. The Committee found it to be in the best interests of Contractholders and participants to select PW as the independent public accountant for 1996 for VCA-2 as well, and did so in August 1996.

     The Committee's selection of PW instead of D&T did not result due to any dispute between Prudential and D&T or between the Committee and D&T. D&T's reports for the last two years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. No disagreement of a type that an independent public accountant would refer to in its report occurred between D&T and the VCA-2 Committee or Prudential.

     As noted earlier, the VCA-2 Committee has an audit subcommittee, which consists solely of the Members of the Committee who are not interested persons of Prudential or VCA-2. Members of the subcommittee will meet periodically at their discretion with representatives of PW to discuss the affairs of VCA-2. At the audit subcommittee's discretion, no interested person of Prudential or VCA-2 will be present at such meetings.

     It is anticipated that one or more representatives of PW will attend the November 22, 1996 meeting that is the subject of this proxy statement, that they will have an opportunity to make a statement if they desire to do so, and that they will also be available to respond to appropriate questions. It is not anticipated that representatives of D&T will attend the meeting.

     This proposal will be adopted if approved by more than 50% of the votes of persons having VCA-2 voting rights who are present or represented by proxy at the November 22, 1996 meeting.

        THE COMMITTEE RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 4.


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5. PROPOSED AMENDMENTS TO THE RULES AND REGULATIONS OF VCA-2
   ELIMINATING THE NEED FOR CERTAIN MEETINGS OF PERSONS HAVING VOTING RIGHTS

     The Rules and Regulations of VCA-2 presently require that the Committee call a meeting of persons having voting rights with respect to the Account if the Committee changes the Account's independent public accountant. In addition, the Rules and Regulations of VCA-2 are silent on the issue of whether the Committee itself may amend the Rules and Regulations or whether a vote of persons having voting rights with respect to the Account is required.

     On August 14, 1996, the Members of the Committee, including all Members who are not interested persons of Prudential, its affiliates or VCA-2, considered and determined to propose that the Rules and Regulations of VCA-2 be amended:
(1) to eliminate the requirement of a meeting of persons with voting rights when the Committee selects a different independent public accountant; and (2) to provide that the Committee may amend the Rules and Regulations in any respect without a vote of persons having voting rights. It was determined that applicable law does not require meetings of persons having voting rights in these circumstances, and that reducing the need for such meetings will result in economic savings which will ease the upward pressure on administrative costs. For these reasons, the Committee has determined that these amendments are in the best interests of Contractholders and participants. The Committee thus recommends approval of these amendments. Each amendment is discussed in more detail below.

     Ratification of Independent Public Accountant. At the June 1989 meeting of persons having VCA-2 voting rights, amendments to the Rules and Regulations were adopted eliminating the need for annual meetings. The proposal adopted at that meeting eliminated the requirement that the Committee annually seek ratification or rejection of the same independent public accounting firm. Instead, the revised Rules and Regulations included a requirement that the Committee call a meeting of persons having voting rights with respect to the Account for the purpose of submitting the selection of an independent public accountant for ratification or rejection only if the Committee selects an accountant other than the accountant whose selection was most recently ratified by persons having voting rights. This requirement was included because it was understood at that time to be required to ensure compliance with the 1940 Act. Since that time, however, it has become clear that the 1940 Act does not require that a meeting be called if the Committee selects a different accountant. Rather, the 1940 Act currently only requires that the Committee submit for ratification or rejection the selection of the accountant if an annual meeting is being held for other reasons. The Committee determined that it was appropriate to amend the Rules and Regulations to be consistent with the current interpretation of the 1940 Act.

     Authority to Amend the Rules and Regulations. The Rules and Regulations are silent on who has the authority to amend them. In the past, however, the Committee has generally submitted proposed amendments to persons having voting rights with respect to VCA-2. That approach did not generally result in any additional costs when, as was the case prior to 1989, meetings with persons with voting rights were held annually. New Jersey law, however, does not require a vote of persons having voting rights to amend the Rules and Regulations of the Account. In addition, the Rules and Regulations are analogous to a corporation's by-laws, which generally can be amended by the board of directors without shareholder vote. Accordingly, the Committee determined it was appropriate to clarify that it has the authority to amend the Rules and Regulations in any respect without a vote of persons having voting rights with respect to the Account.

     Wording of the Proposed Amendments. Set forth below are the proposed amendments to the Rules and Regulations of VCA-2:

          1. Amend Article II, Section 2 to delete the following provision:

               "(b) The Committee shall call a meeting of the persons having voting rights in respect of VCA-2 for the purpose of submitting the selection of an independent accountant for ratification or rejection if the Committee selects an accountant other than the accountant whose selection was most recently ratified by persons having voting rights in respect of VCA-2.

          2. Amend Article III, Section 2(d) to read as follows:

          "The Committee shall have the following powers:

               "(d) to select an independent public accountant for VCA-2;


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


          3. Amend Article III, Section 2 to add the following new subsection and to redesignate subsections(e) and (f) as (f) and (g), respectively:

          "The Committee shall have the following powers:

               "(e) to amend these Rules and Regulations without the approval of persons having voting rights in respect of VCA-2;

     This proposal will be adopted if approved by more than 50% of the votes of persons having VCA-2 voting rights who are present or represented by proxy at the November 22, 1996 meeting.

        THE COMMITTEE RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 5.


6. OTHER BUSINESS

     The Committee currently does not know of any other business that will be considered at the meeting aside from that described in this Proxy Statement. Should any matters other than those referred to above properly come before the meeting, the holders of the Proxies will act with respect thereto in accordance with their best judgment.


                                              By order of the Committee


                                              THOMAS A. EARLY
                                              Secretary to the Committee


October 2, 1996

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


                              LONG TERM ACCOUNT
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2
                            30 Scranton Office Park
                                Moosic, PA 18507

             THIS PROXY SOLICITED ON BEHALF OF THE VCA-2 COMMITTEE

     The VCA-2 Committee -- for the purpose of voting on the items in the agenda set forth in the Notice of Meeting To Persons Having Voting Rights in Respect of the Prudential Variable Contract Account-2, at such special meeting to be held on November 22, 1996, at 9:30 A.M. (New York time) at the offices of The Prudential Insurance Company of America, 751 Broad Street, 4th Floor, Executive Conference Room, Newark, New Jersey 07102 -- is hereby instructed to vote the VCA-2 shares for the following purposes:

_______________________________________________________________________________

Please indicate your vote by an "X" in the appropriate box below. The VCA-2 Committee recommends a vote "FOR" the following proposals:

                                                   FOR     AGAINST    ABSTAIN

(1)  To elect certain Members of The
     Prudential Variable Contract Account-2
     Committee (the "Committee"), each of
     whom shall serve for an indefinite
     term.

                  Mendel A. Melzer                 _____    _____     _____

                  Jonathan M. Greene               _____    _____     _____

(2)  To approve certain changes to VCA-2'S         _____    _____     _____
     fundamental investment objectives and
     policies.

(3)  To approve certain changes to VCA-2's         _____    _____     _____
     fundamental investment restrictions.

(4)  To ratify the selection of Price              _____    _____     _____
     Waterhouse LLP as the independent
     public accountant for VCA-2.

(5)  To approve proposed amendments to the
     Rules and Regulations of VCA-2 eliminating    _____    _____     _____
     the need for certain meetings of persons having voting rights.

Please mark, sign, date and return the proxy card promptly, using the enclosed envelope.

This proxy when executed will be voted in the manner described herein by the undersigned shareholder. If executed and no direction is made, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5.

SIGNATURE ______________________________________  DATE _______________ 1996

SIGNATURE ______________________________________  DATE _______________ 1996

(Please sign exactly as your name appears above)